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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 15, 2004

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)

             CANADA                      001-15503                  N/A
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation) No.)                                    Identification

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                    K2K-3G1
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    (Address of Principal Executive Offices)                         (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)

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Item 1.01. Entry into a Material Definitive Agreement.

      On December 15, 2004, Workstream Inc. (the "Company") entered into a Securities Purchase Agreement pursuant to which it raised $14 million through the sale of an aggregate of 4,666,667 shares of the Company's Common Stock at a purchase price of $3.00 per share and warrants to purchase 2,333,333 shares of the Company's Common Stock at an exercise price of $3.50 per share. The investors in the private placement were Rubicon Master Fund, Union Spring Fund Ltd., Sunrise Equity Partners L.P, Sunrise Foundation Trust and Nathan A. Low (collectively, the "Investors"). The private placement closed on December 17, 2004 and December 20, 2004. In connection with the private placement, the parties entered into a Registration Rights Agreement pursuant to which the Company granted the investors piggy-back registration rights with respect to the Common Stock purchased by the Investors and the shares of Common Stock into which the warrants are exercised. A copy of the Securities Purchase Agreement, Registration Rights Agreement and form of warrant certificate issued in the private placement is attached hereto as Exhibits 10.1, 4.1 and 4.2, respectively.

      On December 20, 2004, the Company issued a press release announcing the private placement. The full text of such press release is attached hereto as
Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

4.1 Registration Rights Agreement dated December 15, 2004 by and among the Company and the Investors.

4.2   Form of Common Stock Warrant Certificate.

10.1 Securities Purchase Agreement dated December 15, 2004 by and among the Company and the Investors.

99.1  Press Release issued on December 20, 2004, by the Company.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.

Dated:  December 20, 2004               By: /s/ Michael Mullarkey
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                                           Name:  Michael Mullarkey
                                           Title:   Chief Executive Officer

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                                  Exhibit Index

Exhibit No.                Description
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4.1         Registration Rights Agreement dated December 15, 2004 by and among the Company and the Investors.

4.2         Form of Common Stock Warrant Certificate.

10.1 Securities Purchase Agreement dated December 15, 2004 by and among the Company and the Investors.

99.1        Press Release issued on December 20, 2004, by the Company.